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              ASSOCIATES FIRST CAPITAL CORPORATION
                        EQUITY SECURITIES
                      UNDERWRITING AGREEMENT


                                                November 23, 1998

To the Representative or Representatives named in Schedule A hereto of the Underwriters named in Schedule B hereto

Ladies and Gentlemen:

     The undersigned Associates First Capital Corporation, a Delaware corporation (the "Company"), confirms its agreement with the several underwriters named in Schedule B hereto (the "Underwriters"), as set forth below. If the firm or firms listed in Schedule B hereto include only the firm or firms listed in Schedule A hereto (the "Representatives"), then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     1. Description of Securities. The Company proposes to issue and sell preferred stock or common stock of the title and amount set forth in Schedule A hereto (the "Registered Securities"). Preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, redemption provisions, liquidation preferences, conversion provisions and other terms, with all such terms for any particular series or issue of preferred stock being determined at the time of sale. If so indicated in Schedule A hereto, the Company also proposes to issue certain securities into which the Securities or Warrant Securities may convert upon such terms and conditions set forth in Schedule A hereto (the "Converted Securities"). If so indicated in Schedule
A hereto, the Company also proposes to issue warrants (the "Warrants") to purchase the aggregate number of shares of common stock, if any, listed in Schedule A hereto (the "Warrant Securities"). The
Warrants, if any, are to be issued pursuant to the provisions of the Warrant Agreement listed in Schedule A hereto (the "Warrant Agreement") between the Company and the Warrant Agent named in Schedule A hereto (the "Warrant Agent"). If so indicated in
Schedule A hereto, the Company has granted the Underwriters the option to purchase up to the amount of Registered Securities, if any, specified in Schedule A hereto (the "Option Securities" and, together with the Registered Securities, the "Securities").

     2.  Representations and Warranties of the Company.  The
Company represents and warrants to, and agrees with, each Underwriter that:

        (a) The registration statements on Form S-3 (with the file numbers set forth in Schedule A hereto), including a prospectus, relating to the Securities, the Warrants, the Warrant Securities and the Converted Securities have been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, have been filed with the Commission and have become effective. Such registration statements and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment or supplement was so prepared and filed and any such amendment has become effective. No stop order suspending the effectiveness of such registration statements or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") relating to the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted
     Securities, if any, has
     been so prepared and will be filed pursuant to Rule 424 under the Act. Copies of such registration statements and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement have been delivered to you. Such registration statements (including all exhibits thereto) and the prospectus included therein, as amended or supplemented to the date of this Agreement, are herein referred to collectively as the "Registration Statement"; any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) under the Act is herein referred to as a "Preliminary Prospectus"; and the final prospectus relating to the Securities (including the Prospectus Supplement), in the form first filed pursuant to Rule 424(b) under the Act, is herein referred to as the "Prospectus". Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement; any reference herein to any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of such Preliminary Prospectus; and any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus and the Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of this Agreement (with respect to the Registration Statement and the Prospectus) or after the date of such Preliminary Prospectus (with respect to any Preliminary Prospectus).

         (b) When each part of the Registration Statement became effective such part conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of this Agreement, upon the effectiveness of any amendment to the Registration Statement or the filing of any supplement to the Prospectus and on the Closing Date (as hereinafter defined), the Registration Statement and Prospectus and any amendment or supplement thereto will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to statements in or omissions from any such document made in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

         (c) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document made in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

         (d) The documents incorporated by reference in the Registration Statement or Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934 (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of this Agreement will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         (e) The financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). PricewaterhouseCoopers LLP, which has examined certain of such financial statements, as set forth in their report included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the Rules and Regulations.

         (f) The Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation; the Company's subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation; each of the Company and its subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; each of the Company and its subsidiaries is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (except with respect to 12 U.S.C. Section 55 as it applies to national banks) and the Company owns all outstanding shares of capital stock of each "significant subsidiary" (as defined in Rule 405 under the Act) (except as otherwise stated in the Registration Statement and the Prospectus) in each such case subject to no security interest, other encumbrance or adverse claim.

         (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus.

         (h) The Warrant Agreement, if any, the Securities, the Warrants, if any, and the Warrant Securities, if any, have been duly authorized, and the Warrant Agreement, if any, constitutes, and the Securities, the Warrants, if any, and the Warrant Securities, if any, when duly executed, issued and delivered as contemplated hereby, by the Delayed Delivery Contracts (as hereinafter defined), if any, and by the Warrant Agreement, if any, will constitute valid and legally binding obligations of the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Warrant Securities, if any, have been duly reserved for issuance upon the exercise of the Warrants, if any, and, when issued, will be duly and validly issued, fully-paid and non-assessable; the common stock, if any, and the preferred stock, if any, described herein, when issued, will be duly and validly issued, fully-paid and non-assessable, will conform to the description thereof contained in the Prospectus, and will not be subject to any preemptive or similar rights; and, if the Converted Securities, if any, are shares of the capital stock of the Company, such shares of Converted Securities have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the
   Securities and, when issued upon conversion of the Securities, will be duly and validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

         (i) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company and its subsidiaries, taken as a whole, and there has not been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole.

         (j) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency or body, in which there is a reasonable possibility of an adverse decision which could result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or might materially and adversely affect the properties or assets thereof; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed or which will not be so filed prior to the date of any Prospectus Supplement.

         (k) The Company and its subsidiaries hold good and marketable title in fee simple, except as otherwise stated in the Prospectus, to all of the real property referred to therein as being owned by them, free and clear of all liens and encumbrances, except liens and encumbrances referred to in the Prospectus (or reflected in the financial statements included therein) and liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole; and the properties referred to in the Prospectus as held under lease by the Company or any of its subsidiaries are held by them under valid and enforceable leases with such exceptions as do not materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole.

         (l) This Agreement has been duly authorized, executed and delivered by the Company; the performance of this Agreement and of any Delayed Delivery Contracts and the consummation of the transactions herein contemplated (including, without limitation, the issuance of the Securities and the Warrant Securities, if any, upon the exercise of the Warrants, if any) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (other than with respect to the Company's charter and by-laws, in each case material to the Company and its subsidiaries taken as a whole), any statute, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the property of the Company or any of its subsidiaries is subject, the Company's charter or by-laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and any Delayed Delivery Contracts in connection with the issuance or sale of the Securities, the Warrants, if any, the Warrant Securities, if any, or the Converted Securities, if any, by the Company, except (i) such as may be required under the Act, (ii) the listing of the Securities on the New York Stock Exchange, if applicable, (iii) such consents, approvals, authorizations, orders or filings as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, by the Underwriters, and (iv) such consents, approvals, authorizations, orders or filings as may be required under federal or state banking, insurance or other similar laws, all of which requirements referred to in this clause (iv) have been obtained; and the Company has full power and authority to authorize, issue and sell the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, as contemplated by this Agreement.

         (m) Upon issuance, the common stock, if any, of the Company described herein will be listed on the New York Stock
   Exchange.

   3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule A hereto, the amount of Registered Securities, and the amount of Warrants, if any, set forth opposite the name of such Underwriter in Schedule B hereto reduced by such Underwriter's portion of any Contract Securities, determined as provided below.

   If so specified in Schedule A hereto, on the basis of the representations, warranties and covenants contained herein, but subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities as is specified in Schedule A hereto from the Company at the same price as the Underwriters shall pay for the Registered Securities. Said option may be exercised only to cover over-allotments in the sale of the Registered Securities by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth calendar day after the date hereof upon written or facsimile notice (an "Option Exercise Notice") by the Representatives to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option and the date on which the Option Securities are to be delivered, as determined by you but in no event earlier than the Closing Date with respect to the Registered Securities or earlier than two or later than ten business days after the date of the Option Exercise Notice. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Registered Securities, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares/units.

   If so authorized in Schedule A hereto, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities, and Warrants, if any, from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of
Exhibit I hereto but with such changes therein as the Company may approve. Securities and Warrants, if any, to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities". When Delayed Delivery Contracts are authorized in Schedule A, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in Schedule A hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such Schedule. The Company will advise you not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities which have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

   The amount of Securities, and Warrants, if any, to be purchased by each Underwriter as set forth in Schedule B hereto shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Securities, and Warrants, if any, set forth opposite the name of such Underwriter bears to the total amount of Securities, and Warrants, if any, set forth in Schedule B hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities, and Warrants, if any, to be purchased by all Underwriters shall be the total amount of Securities, and Warrants, if any, set forth in Schedule B hereto less the aggregate amount of Contract Securities.

   The Securities, and the Warrants, if any, to be purchased by the Underwriters will be delivered by the Company to you, through the facilities of The Depository Trust Company, for the accounts of the several Underwriters at the office specified in Schedule A hereto against payment of the purchase price therefor by wire or interbank transfer of immediately available funds to an account specified by the Company (or, if so specified in Schedule A hereto, by certified or official bank check or checks in immediately available funds payable to the order of the Company at the office specified in Schedule A hereto) on the date and at the time specified in such Schedule A, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date". The Option Exercise Notice shall specify a Closing Date for any Option Securities, which may be different than the Closing Date for the Registered Securities, in which case references herein to "Closing Date" shall refer to each such date as the context requires. Such Securities, and Warrants, if any, will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (or such other office as may be specified for that purpose in Schedule A) at least one business day prior to the Closing Date.

   It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities, and Warrants, if any, to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

   4. Covenants. The Company covenants and agrees with each Underwriter that:

         (a) The Company will cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, is required to be delivered under the Act, the Company will notify you promptly of the time when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Registration Statement or Prospectus or for additional information; it will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of securities other than the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, registered under the Registration Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by prompt written notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you a reasonable time prior to the filing thereof a copy of any such prospectus supplement or any document which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

         (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or prospectus relating to the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, of the suspension of the qualification of the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and it will promptly use its best efforts to prevent the issuance of any stop order or, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus relating to the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, or suspending any such qualification, to obtain the withdrawal of such stop order or other order.

         (c) Within the time during which a prospectus relating to the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you in writing and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

         (d) The Company will use its best efforts to qualify the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

         (e) The Company will furnish to the Underwriters copies of the Registration Statement and Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Registration Statement or Prospectus which are filed with the Commission during the period in which a prospectus relating to the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

         (f) During a period of three years from the date of this Agreement, the Company agrees to furnish to you as soon as available, copies of all financial reports to the Company's security holders generally and all reports and financial statements filed by or on behalf of the Company with the Commission and the New York Stock Exchange.

         (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of
   Section 11(a) of the Act.

         (h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay the expenses of printing all documents relating to the offering, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fees incident to, and fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. relating to the Securities, the Warrants, if any, and the Warrant Securities, if any, for any fees and expenses in connection with listing the Securities on the New York Stock Exchange, and for any fees charged by investment rating agencies for rating the Securities, and the Warrant Securities, if any. It is understood, however, that, except as provided in this Section and in Section 6, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities or Warrants, if any, by them and any advertising expenses connected with any offers they may make. If the sale of the Securities, and the Warrants, if any, provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their preparing to market and marketing the Securities, and the Warrants, if any, or in contemplation of performing their obligations hereunder, but the Company shall then be under no further liability to any Underwriter in respect of the Securities and Warrants, if any, not so delivered except as provided in this Section and in Section 6. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

         (i) The Company will apply the net proceeds of the sale of the Securities, the Warrants, if any, and the Warrant
   Securities, if any, as set forth in the Prospectus.

         (j) The Company will not, without your prior written consent, (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of the common stock of the Company or any securities of the Company that are substantially similar to the Securities (other than the Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans), (ii) sell or grant options, rights or warrants with respect to any shares of the common stock of the Company or any securities of the Company that are substantially similar to the Securities (other than the Securities and the grant of options pursuant to employee benefit plans), or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible into or, exchangeable or exercisable for shares of the common stock of the Company or any securities of the Company that are substantially similar to the Securities (other than the Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans), in each case until after the date specified in Schedule A hereto.

   5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities, and the Warrants, if any, as provided herein shall be subject to the accuracy, as of the date hereof and as of the Closing Date (as if made on the Closing Date) (and as of any later date on which Option Securities are purchased (as if made on such date)), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, to the conditions to closing, if any, listed in Schedule A hereto, and to the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

         (b) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, taken as a whole, which, in any such case, is, in your reasonable judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Securities, and the Warrants, if any, on the terms and in the manner contemplated in the Prospectus.

         (c)  You shall have received the opinion of the General
   Counsel or an Assistant General Counsel to the Company, dated the Closing Date and any later date, if any, on which Option
   Securities are purchased, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; and the Company is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the financial condition or results
      of operations of the Company and its subsidiaries taken as a whole;

               (ii) Each subsidiary of the Company listed in Schedule C hereto has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; each other subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus, except to the extent that the failure to be so duly incorporated or in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken as a whole; each subsidiary of the Company is duly qualified to do business in each other jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable (except with respect to 12 U.S.C. Section 55 as it applies to national banks), except to the extent that failure to be so duly authorized and validly issued, fully paid and non-assessable would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken as a whole; and the Company owns all outstanding shares of capital stock of each "significant subsidiary" (as defined in Rule 405 under the Act) (except as otherwise stated in the Registration Statement and the Prospectus) in each such case subject to no security interest, other encumbrance, or adverse claim;

               (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus;

               (iv) The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission;

               (v) Each part of the Registration Statement, when such part became effective, and any amendment or supplement thereto, and the Prospectus and any amendment or supplement thereto, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that the Registration Statement (or any further amendment thereto made by the Company prior to such Closing Date) as of its effective date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (or the Prospectus as amended or supplemented prior to such Closing Date) contains or, as of its date, contained any untrue statement of a material fact or omits or, as of its date, omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause;

               (vi) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown;
      and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus which are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or then required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement which are not described and filed as required;

               (vii) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; the performance thereof and the consummation of the transactions therein contemplated (including, without limitation, the issuance of the Securities and the Warrant Securities, if any, upon the exercise of the Warrants, if any, or the issuance of the Converted Securities, if any, upon conversion of the Securities or Warrant Securities) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (other than with respect to the Company's charter and by-laws, in each case material to the Company and its subsidiaries taken as a whole), any statute, any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of the property of the Company or any of its subsidiaries is subject, the Company's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and

               (viii) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and any Delayed Delivery
      Contracts in connection with the issuance or sale of the Securities (including the Contract Securities, if any), the Warrants, if any, or the Warrant Securities, if any, by the Company, except (i) such as may be required under the Act, (ii) the listing of the Securities on the New
      York Stock Exchange, if applicable, (iii) such consents, approvals, authorizations, orders or filings as may be required under securities, insurance securities or Blue
      Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities, the Warrants, if any, the Warrant Securities, if any, and the Converted Securities, if any, by the Underwriters, and
      (iv) such consents, approvals, authorizations, orders or filings as may be required under federal or state banking, insurance or other similar laws, all of which requirements referred to in this clause (iv) have been obtained except to the extent that failure to obtain such consents, approvals, authorizations or orders or to make such filings would not have (i) a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken
      as a whole or (ii) an adverse effect on the issue and sale of the Securities, the Warrants, if any, the Warrant
      Securities, if any, and the Converted Securities, if any, or the consummation of the transactions contemplated by this Agreement.

         (d) You shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and any later date, if any, on which Option Securities are purchased, with respect to the incorporation of the Company, the validity of the Securities, the Warrants, if any, the Warrant Securities, if any, the Converted Securities, if any, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

         (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 A.M. New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of the Agreement and also on the Closing Date and any later date, if any, on which Option Securities are purchased, you shall have received a letter from PricewaterhouseCoopers LLP, dated the respective dates of delivery thereof, confirming that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement and Prospectus, as of a date not more than three business days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters concerning the Company covered by its draft letter reviewed by the Representatives prior to the execution of this Agreement, and affirming, in form and substance satisfactory to the Representatives and in all material respects, the conclusions and findings set forth in such draft letter.

         (f) You shall have received from the Company a certificate, signed by the Chairman of the Board, a Vice
   Chairman, the President or a Vice President, and by the principal financial or accounting officer, dated the Closing
   Date and on any later date, if any, on which Option Securities are purchased, to the effect that, to the best of their knowledge based upon reasonable investigation:

               (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened by the Commission; and

               (iii) Except as contemplated in the Prospectus or as set forth in such certificate, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

         (g)  The Securities (if such Securities are shares of
   Class A Common Stock of the Company) shall have been duly listed, subject to notice of issuance, on the New York Stock
   Exchange.

         (h) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Company's executive officers and directors with respect to the securities owned by such officer or director, substantially to the effect set forth in Section 4(j) hereof in form and substance reasonably satisfactory to you; provided, however, that if the Company fails to provide, by the Closing Date, such agreement for any of the Company's outside directors, it will provide such agreement within ten days of such Closing Date.

         (i) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

   6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in any amendment or supplement thereto, or in the Prospectus, or any amendment or supplement thereto, or any Preliminary
Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you specifically for use in the preparation thereof and provided further that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection
(a) with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities or Warrants, if any, to a person as to whom it is established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented
(excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company notified you in writing in accordance with Section 4(c) hereof and previously furnished copies of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in the quantity requested in accordance with Section 4(e) hereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in any Preliminary Prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented.

   (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in any amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, or any Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

   (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatening proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

   (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities, and the Warrants, if any, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities, and the Warrants, if any. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity, and actions and inaction, to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection
(c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities, and the Warrants, if any, underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

   (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

   7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities, and the Warrants, if any.

   8. Substitution of Underwriters. (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities, and Warrants, if any, agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities, and Warrants, if any, in accordance with the terms hereof, and the amount of Securities, and Warrants, if any, not purchased does not aggregate more than 10% of the total amount of Securities, and Warrants, if any, set forth in Schedule B hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule B, except as may otherwise be determined by you) the Securities, and the Warrants, if any, which the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

   (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities, and Warrants, if any, agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities, and Warrants, if any, in accordance with the terms hereof, and the amount of Securities, and Warrants, if any, not purchased aggregates more than 10% of the total amount of Securities, and Warrants, if any, set forth in Schedule B hereto, and arrangements satisfactory to you and the Company for the purchase of such Securities, and Warrants, if any, by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(h) and Section 6) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Securities, and Warrants, if any, agreed by such Underwriter to be purchased under this Agreement) be under any liability to the Company (except to the extent provided in Section 6 hereof). Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

   9. Termination. You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (i) trading generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) trading in the Company's securities on the New York Stock Exchange has been suspended or materially limited, (iii) a banking moratorium shall have been declared by Federal or New York authorities, or (iv) there shall have occurred since the execution of this Agreement an outbreak or escalation of hostilities in which the United States is involved, a declaration of war by Congress or other calamity or crisis and, in the case of any such event specified in clauses (i) through (iv) above, the effect of such event, in your reasonable judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities, and the Warrants, if any, on the terms and in the manner contemplated in the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(h) and Section 6 shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or facsimile, confirmed by letter.

   10. Notices. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or sent by facsimile transmission and confirmed to you at your address set forth for that purpose in Schedule A hereto, or if sent to the Company, shall be mailed, delivered or sent by facsimile transmission and confirmed to the Company at 250 East Carpenter Freeway, Irving, Texas 75062-2729 (facsimile number (972-652-5798),
Attention: General Counsel.  Notices to any Underwriter pursuant to
Section 6 hereof shall be mailed, delivered or sent by facsimile transmission and confirmed to such Underwriter's address furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

   11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 and no other person will have any right or obligation hereunder.

   In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule A hereto will be binding upon all the Underwriters.

   12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

   13. Counterparts. This Agreement may be executed by one or more of you in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement.

    If the foregoing correctly sets forth our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.


                   Very truly yours,

                   Associates First Capital Corporation


                   By:
                    --------------------------------
                   Name:
                   Title:


ACCEPTED at New York, New York as of the date first above written on behalf of ourselves and as Representatives of the other Underwriters, if any, named in Schedule B hereto.

GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED


By:______________________________
    (Goldman, Sachs & Co.)

                                                        EXHIBIT I

               ASSOCIATES FIRST CAPITAL CORPORATION


              {Insert specific title of securities*}

                    DELAYED DELIVERY CONTRACT

                                                                *

                              {Insert date of initial public offering}

Associates First Capital Corporation
c/o*

    Ladies and Gentlemen:

    The undersigned hereby agrees to purchase from Associates First Capital Corporation(hereinafter called the "Company"), and the Company agrees to sell to the undersigned, {If one delayed closing, insert -- as of the date hereof,
for delivery on           ,19  (the "Delivery Date")}

                        __________ shares

of the Company's                                          {title of Securities
and related Warrants, if any}
(the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of ________ per share and on the further terms and conditions set forth in this contract.

    {If two or more delayed closings, insert the following:

    The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

                          Delivery Date                             Shares

Each of such delivery dates is hereinafter referred to as a "Delivery Date".}

    Payment for the Securities which the undersigned has agreed to purchase for delivery on {the} {each} Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of
     at                 . M.,   time, on such Delivery Date upon delivery to
the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date. If no designation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate amount of Securities to be purchased by the undersigned on such Delivery Date.

* To be completed when the Underwriting Agreement is executed by the parties thereto.

    The obligation of the undersigned to take delivery of and make payment for, Securities on {the} {each} Delivery Date shall be subject only to the conditions that (1)investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have delivered to the Underwriters the amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor.

    Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

    This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

    It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-serve basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

    This contract shall be governed by, and construed in accordance with, the laws of the State of New York.

                             Very truly yours,
                             _________________________________
                             (Name of Purchaser)

                             By_______________________________
                             (Title of Signatory)


                             ____________________________________

                             ____________________________________
                             (Address of Purchaser)

Accepted, as of the above date.

Associates First Capital Corporation


By
           Vice President

EXHIBIT II





November      , 1998



GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
AND THE OTHER SEVERAL
UNDERWRITERS NAMED IN SCHEDULE B
TO THE UNDERWRITING AGREEMENT
REFERRED TO BELOW
c/o  Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Ladies and Gentlemen:

We have acted as counsel to Associates First Capital Corporation, a Delaware corporation (the "Company"), in connection with the
purchase by you of an aggregate of  [            ] shares of
Class A Common Stock, par value $0.01 per share (the "Shares"), of the Company from the Company pursuant to the Underwriting
Agreement, dated November     , 1998 (the "Underwriting
Agreement"), between you and the Company.

We have examined the Registration Statement on Form S-3 (File No. 333-55851) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "First Registration Statement"); the Registration Statement on Form S-3 (File No. 333-62875) filed by the Company under the Act, as it became effective under the Act (the
"Second Registration Statement" and, together with the First Registration Statement, as amended by the post-effective amendment referred to below, the "Registration Statements"), which Second Registration Statement constitutes Post-Effective Amendment No. 1 to the First Registration Statement; and the Company's prospectus, dated September 18, 1998, as supplemented
by the prospectus supplement dated November     , 1998 (the
"Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, the Quarterly Reports on Form 10-Q of the Company for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, the Current Reports of the Company on Form 8-K dated January 20, 1998, February 10, 1998, February 12, 1998, March 2, 1998, March 3, 1998, March 19,
1998, April 8, 1998, April 13, 1998, April 14, 1998,
April 20, 1998, June 18, 1998, July 14, 1998, August 11, 1998 and
August 31, 1998 and the description of the Class A Common Stock of the Company in the Registration Statement on Form 8-A of the Company, dated February 23, 1996 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1. The Shares have been duly authorized and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable;

2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

3. The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement will not violate the Restated Certificate of Incorporation or By-laws of the Company or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law, except for violations of (i) federal or state banking, insurance, consumer finance or other similar laws and (ii) rules or regulations issued pursuant to federal or state banking, insurance, consumer finance or other similar laws, as to each of which we express no opinion;

4. No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation
Law is required for the issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement, except for (i) the registration under the Act of the Shares; (ii) the listing of the Shares on the New York Stock Exchange; (iii) such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by you; and (iv) such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required under federal or state banking, insurance, consumer finance or other similar laws, as to each of which we express no opinion; and

5.   The statements made in the Prospectus under the caption
"Description of Common Stock," insofar as they purport to constitute summaries of the terms of the Class A Common
Stock of the Company (including the Shares), constitute accurate summaries of the terms of such stock in all material respects.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the Exchange Act Documents
and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above. In the course of the preparation by the Company of the Second Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with representatives of PriceWaterhouseCoopers LLP and with counsel to the Company. Except as noted below, we did not participate in the preparation of the Exchange Act Documents or review such documents prior to their filing with the Commission. We discussed the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 1998 with the Company and with counsel to the Company prior to its filing with the Commission. Based upon our examination of the First Registration Statement, the Second Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Second Registration Statement, the Prospectus and the Quarterly Report on form 10-Q of the Company for the quarter ended
September 30, 1998 (and excluding the other Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statements, as of the effective date of the Second Registration
Statement, and the Prospectus, as of November     ,
1998, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act
Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements, related schedules or other financial data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statements, as of the effective date of the Second Registration Statement (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act
Documents) contains or, as of November     , 1998, contained any
untrue statement of a material fact or omits or, as of November
 , 1998, omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements, related schedules or other financial data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents.

We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United
States and the Delaware General Corporation Law.

This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

SIMPSON THACHER & BARTLETT

                            SCHEDULE A

Underwriting Agreement dated: November 23, 1998

Registration Statement Nos.: 333-62875 and 333-55851

Representatives:  Goldman, Sachs & Co., Credit Suisse First Boston
                  Corporation, J.P. Morgan
                  Securities Inc., Bear, Stearns & Co. Inc.,
                  Donaldson, Lufkin & Jenrette Securities
                  Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Title of Securities including par value, if any: Class A Common Stock, par value $0.01 per share

Number of Shares to be Issued: 15,000,000

For Common Stock:

Other Terms:

Market or Exchange: New York Stock Exchange

Date Designated pursuant to Section 4(j): January 22, 1999

Price to Public:  $75.50 per share

Price to Underwriters:  $73.43 per share

Proceeds to Company:  $1,101,450,000

Over-allotment Option: 2,250,000

Delayed Delivery:

Fee:
Minimum principal amount of each Contract:
Maximum aggregate principal amount of all Contracts:

Other Conditions to Closing pursuant to Section 5:

    You shall have received the opinion of Simpson Thacher & Bartlett, special counsel to the
Company, dated the Closing Date and any later date, if any, on which Option Securities are purchased in the form set forth in Exhibit II.

Closing:

        Location of Closing:   Shearman & Sterling
                               599 Lexington Avenue
                               New York, NY 10022


        Date and time of Closing: November 30, 1998 at 10:00 A.M.

        Office for checking Securities, and Warrants, if any:


Address for notices per Section 10:
                             Goldman, Sachs & Co.
                             85 Broad Street
                             New York, NY 10004-2456
                             (212) 357-5505
                             Attn: Registration Department

Name of Underwriter to act per Section 11: Goldman, Sachs & Co.

                            SCHEDULE B

<cation>
                           Underwriter               Number of Shares
                           -----------            (with Warrants, if any)
                                                        to be purchased
                                                   ---------------------
Goldman, Sachs & Co.                                       2,666,667
Credit Suisse First Boston                                 2,666,667
       Corporation
J.P. Morgan Securities, Inc.                               2,666,667
Bear, Stearns & Co. Inc.                                   1,333,333
Donaldson Lufkin & Jenrette Securities                     1,333,333
       Corporation
Merrill Lynch, Pierce, Fenner & Smith                      1,333,333
            Incorporated
ABN AMRO Incorporated                                        176,000
Banque Nationale de Paris                                    176,000
CIBC Oppenheimer Corp.
Chase Securities Inc.                                        176,000
Commerzbank Capital Markets Corporation                      176,000
Deutsche Bank Securities Inc.                                176,000
Dresdner Kleinwort Benson                                    176,000
        North America LLC
Keefe, Bruyette & Woods, Inc.                                176,000
Lehman Brothers Inc.                                         176,000
Morgan Stanley & Co. Incorporated                            176,000
NationsBanc Montgomery Securities LLC                        176,000
Salomon Smith Barney Inc.                                    176,000
Warburg Dillon Read LLC                                      176,000
William Blair & Company, L.L.C.                               89,000
BNY Capital Markets, Inc.                                     89,000
First Chicago Capital Markets, Inc.                           89,000
Fox-Pitt, Kelton Inc.                                         89,000
Nesbitt Burns Securities Inc.                                 89,000
Piper Jaffray Inc.                                            89,000
RBC Dominion Securities Corporation                           89,000
Stephens Inc.                                                 89,000
                                                          ----------
                                                          15,000,000

                           SCHEDULE C



Associates Corporation of North America
Associates Commercial Corporation
Associates Financial Services Company, Inc.